UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2021

SANTANDER CONSUMER USA HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36270	32-0414408
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Elm St. Suite #800 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 634-1110

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Offer Letter with Mahesh Aditya

On June 25, 2021, Mahesh Aditya, Chief Executive Officer of Santander Consumer USA Holdings Inc. (the “Company”), executed an Offer Letter (the “Aditya Offer Letter”) with Santander Consumer USA Inc., which amended the terms and conditions of Mr. Aditya’s employment with the Company.

Under the Aditya Offer Letter, Mr. Aditya’s annualized salary will be $1,875,000, with such salary amount being retroactive to April 25, 2021. The Aditya Offer Letter also provides that Mr. Aditya will be eligible for an annual bonus with a target opportunity of $2,875,000 for calendar year 2021, under the Company’s Executive Bonus Plan. A portion of the discretionary bonus award may be deferred and will vest pro-rata over five years, while a portion may be paid partly in shares and partly in cash. The deferred components of such bonus are also subject to the non-occurrence of specified events, including, but not limited to, deficient financial performance of the Banco Santander Group.

In addition, the Aditya Offer Letter contains a provision requiring Mr. Aditya to provide 180 days’ notice of his intent to end his employment with the Company (the “Notice Period”) and also provides that the Company may, in its sole discretion, place Mr. Aditya on “Garden Leave” during the Notice Period. Mr. Aditya’s employment is also subject to the covenants and agreements set forth in the Non-Disclosure of Confidential Information and the Non-Solicitation Agreement attached to the Offer Letter. These include a perpetual confidentiality covenant and covenants prohibiting competitive activities and solicitation of clients and employees during his employment and for 12 months thereafter.

The foregoing description is qualified by reference to the terms of the Aditya Offer Letter, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Offer Letter including Non-Disclosure of Confidential Information and Non-Solicitation Agreement, by and between Santander Consumer USA Inc. and Mahesh Aditya, executed on June 25, 2021.

104	Cover page formatted as Inline XBRL and contained in Exhibit 101

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2021	SANTANDER CONSUMER USA HOLDINGS INC.

	By:	/s/ Christopher Pfirrman
	Name:	Christopher Pfirrman
	Title:	Chief Legal Officer